Filed pursuant to Rule 497
File No. 333-169679

FS ENERGY AND POWER FUND

Supplement dated October 18, 2012

to

Prospectus dated June 4, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated June 4, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

On October 15, 2012, we determined to increase our public offering price from $10.25 per share to $10.30 per share. This increase in the public offering price was effective as of our October 16, 2012 semi-monthly closing and first applied to subscriptions received from October 1, 2012 through October 15, 2012. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Senior Securities

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Total Return Swap” and “Senior Securities—Total Return Swap” to include the following immediately after the disclosure in each such section regarding the total return swap for senior secured floating rate loans entered into between EP Investments LLC, a wholly-owned financing subsidiary of FS Energy and Power Fund, and Citibank, N.A. (amounts below are presented in thousands):

On October 11, 2012, EP Investments entered into a third amendment to the TRS Agreement to increase the maximum aggregate market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) from $100,000 to $200,000. No other material terms of the TRS changed in connection with the third amendment to the TRS Agreement.

This supplement supplements and amends the sections of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Credit Facility” and “Senior Securities—Credit Facility” to include the following immediately after the disclosure in each such section regarding the credit facility entered into between FSEP Term Funding, LLC, a wholly-owned financing subsidiary of FS Energy and Power Fund, and Deutsche Bank AG, New York Branch (amounts below are presented in thousands):

On October 18, 2012, FSEP Funding entered into a third amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $65,000 to $240,000 on a committed basis. Pursuant to the third amendment to the credit facility, Tranche D borrowings in an amount up to $65,000 (referred to herein as the Tranche D Commitment) are available as a term commitment. Pricing under the credit facility is based on LIBOR for an interest period equal to the weighted average LIBOR interest period of eligible securities owned by FSEP Funding, with the Tranche D Commitment bearing interest at the rate of LIBOR + 1.85% per annum. No other material terms of the credit facility changed in connection with the third amendment to the credit facility.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” by adding the following sentence at the end of the footnote under the table in such section (amounts below are presented in thousands):

On October 18, 2012, FSEP Funding entered into a third amendment to the credit facility to increase the aggregate borrowings available under the credit facility by $65,000 to $240,000.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” by replacing the first two sentences of the second paragraph of such section in their entirety with the following (amounts below are presented in thousands):

Pursuant to the terms of the $240,000 (which amount was $175,000 prior to October 18, 2012, $100,000 prior to August 28, 2012 and $50,000 prior to May 30, 2012) credit facility which FSEP Funding maintains with Deutsche Bank, FSEP Funding borrows at a floating rate based on LIBOR. Under the terms of the TRS between EP Investments and Citibank, EP Investments pays fees to Citibank at a floating rate based on LIBOR in exchange for the right to receive the economic benefit of one or more loans having a maximum notional amount of $200,000 (which maximum notional amount was $100,000 prior to October 11, 2012 and $25,000 prior to May 11, 2012), or such greater amount as may be agreed to by Citibank.